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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ---------------------------


                                   FORM 8-K


                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   December 30, 1998

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                                 VENCOR, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                         001-14057               61-1323993
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
incorporation  or organization)                              Identification No.)


                               3300 Aegon Center
                            400 West Market Street
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                     40202
                                  (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                Not Applicable
        (Former name or former address, if changed since last report.)

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ITEMS 1-4.  NOT APPLICABLE.

ITEM 5.  OTHER INFORMATION.

     On December 30, 1998, Vencor, Inc. (the "Company") announced that it intends to engage an independent investment adviser to appraise its equity investment in Behavioral Healthcare Corporation ("BHC"), a privately held operator of psychiatric hospitals headquartered in Nashville, Tennessee. In connection with this appraisal, the Company anticipates that it will incur a charge to earnings in the fourth quarter related to the expected write-down of the value of its investment in BHC. The current net book value of the Company's investment in BHC approximates $63 million. The Company is continuing to explore alternatives to monetize its investment in BHC as part of its overall strategy to reduce the Company's leverage.

     A copy of the press release is included as an exhibit to this filing and is incorporated herein by reference.

     Certain statements set forth above, including, without limitation, statements containing the words "anticipates," "expects," "will," and words of similar import, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to be materially different from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         Exhibit 99.1  Press Release dated December 30, 1998.

ITEMS 8-9.  NOT APPLICABLE.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VENCOR, INC.




Dated:  December 31, 1998              By: /s/ Richard A. Schweinhart
                                           --------------------------
                                           Richard A. Schweinhart
                                           Senior Vice President and
                                            Chief Financial Officer


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